INCOME TAXES (Details Narrative) (USD $)	12 Months Ended
	Feb. 28, 2014	Feb. 28, 2013
Income Tax Disclosure [Abstract]
Valuation allowance increase	$ 1,914,808	$ 1,132,682
Cumulative net operating loss carry-forward, federal	7,372,397
Cumulative net operating loss carry-forward, state	$ 5,445,159
Income tax years subject to IRA and state tax audit	The Company is no longer subject to Federal income tax assessment for years before 2010. However, since the Company has incurred net operating losses every year since inception, all of its income tax returns are subject to examination and adjustments by the Internal Revenue Service for at least three years following the year in which the tax attributes are utilized